UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2013, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2013 first quarter ended December 31, 2012.  The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.

The press release referenced in this Item 2.02, to the extent that it discusses financial results of Nutraceutical for the quarter ended December 31, 2012, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As described in Item 5.07 of this Current Report on Form 8-K, on January 28, 2013, at the 2013 Annual Meeting of Stockholders of Nutraceutical, Nutraceutical’s stockholders approved the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan (the “2013 Plan”).  The 2013 Plan was unanimously approved by Nutraceutical’s Board of Directors on November 13, 2012, subject to the receipt of stockholder approval, and became effective upon receipt of the stockholder approval on January 28, 2013.

The following description of certain terms of the 2013 Plan is qualified in all respects by the terms of the 2013 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02(e).

Term.  The 2013 Plan will terminate automatically ten years after its effective date, unless it is earlier terminated by the Board.

Eligible Participants.    Awards may be granted under the 2013 Plan to individuals who are (1) employees, officers and directors of Nutraceutical or any of its subsidiaries or affiliates, (2) consultants and advisers to Nutraceutical or any of its subsidiaries or other affiliates who provide services to any of those entities and who may be offered securities registrable on Form S-8, and (3) prospective employees, officers, directors, consultants or advisors who have accepted offers of employment or consultancy from Nutraceutical or any of its subsidiaries or other affiliates.

Awards.    The following types of awards may be made under the 2013 Plan, subject to the limitations set forth in the plan:

•                                          Stock options, which may be either incentive stock options or non-qualified stock options;

•                                          Stock appreciation rights, or “SARs”;

•                                          Restricted stock;

•                                          Restricted stock units;

•                                          Performance shares or other performance-based awards; and

•                                          Other stock-based awards.

Shares Available for Issuance.   Subject to the adjustments as provided in the 2013 Plan, the maximum number of shares of Nutraceutical’s common stock that will be available for issuance under the 2013 Plan will be 800,000 shares.

A description of the material terms of the 2013 Plan is set forth in Proposal 3, under the heading “Approving the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan,” in Nutraceutical’s definitive proxy statement on Schedule 14A for the 2013 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on December 21, 2012.

The Compensation Committee of the Board, which has been delegated the power and authority to administer the 2013 Plan, has approved, for issuance of awards under the 2013 Plan, a form of nonqualified stock option agreement, a form of restricted stock award agreement, a form of nonqualified stock option agreement for non-employee directors, and a form of restricted stock award agreement for non-employee directors. The forms of nonqualified stock option agreement, restricted stock award agreement, nonqualified stock option agreement for non-employee directors, and restricted stock award agreement for non-employee directors are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 5.02(e).

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  On January 28, 2013, Nutraceutical held its 2013 Annual Meeting of Stockholders at which Nutraceutical’s stockholders voted on the four proposals identified below.

(b)  The final voting results with respect to each proposal voted upon at the 2013 Annual Meeting of Stockholders are set forth below.  As of December 5, 2012, the record date for the meeting, Nutraceutical had 9,765,128 shares of common stock issued, outstanding and entitled to vote on the proposals.

Proposal 1 — Election of Two Class III Directors

The stockholders approved Nutraceutical’s proposal for the election of the two nominees to the Board of Directors by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting, as set forth below:

	For	%	Withheld	%	Broker Non-Votes
Frank W. Gay II	7,936,395	98.1	154,598	1.9	874,210
Gregory M. Benson	7,748,530	95.8	342,463	4.2	874,210

There were no abstentions in the election of directors.

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2013

The stockholders approved Nutraceutical’s proposal for the ratification of the selection of PricewaterhouseCoopers LLP as Nutraceutical’s independent registered public accounting firm for the fiscal year ending September 30, 2013 as set forth below:

For	%	Against	%	Abstentions	%
8,590,295	95.8	371,384	4.2	3,524	—

Proposal 3 — Approval of the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan

The stockholders approved the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan, as set forth below:

For	%	Against	%	Abstentions	%	Broker Non-Votes
7,830,453	96.8	257,099	3.2	3,441	—	874,210

Proposal 4 — Advisory Vote on Named Executive Officer Compensation

The stockholders approved Nutraceutical’s proposal to approve the compensation of its named executive officers as disclosed in the proxy statement for the annual meeting, as set forth below:

For	%	Against	%	Abstentions	%	Broker Non-Votes
7,918,128	97.9	160,940	2.0	11,925	0.1	874,210

Item 9.01 Financial Statements and Exhibits.

Nutraceutical herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d)   Exhibits

Exhibit Number	Description

10.1	Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan

10.2	Form of Nonqualified Stock Option Agreement under the 2013 Long-Term Equity Incentive Plan

10.3	Form of Restricted Stock Award Agreement under the 2013 Long-Term Equity Incentive Plan

10.4	Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the 2013 Long-Term Equity Incentive Plan

10.5	Form of Restricted Stock Award Agreement for Non-Employee Directors under the 2013 Long-

Term Equity Incentive Plan

99.1	Press release issued by Nutraceutical dated January 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)

Date: January 31, 2013	By:	/s/ Cory J. McQueen
Cory J. McQueen
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan

10.2	Form of Nonqualified Stock Option Agreement under the 2013 Long-Term Equity Incentive Plan

10.3	Form of Restricted Stock Award Agreement under the 2013 Long-Term Equity Incentive Plan

10.4	Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the 2013 Long-Term Equity Incentive Plan

10.5	Form of Restricted Stock Award Agreement for Non-Employee Directors under the 2013 Long-Term Equity Incentive Plan

99.1	Press release issued by Nutraceutical dated January 31, 2013